UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2017 (September 20, 2017)

PHILLIPS EDISON GROCERY CENTER REIT I, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

11501 Northlake Drive
Cincinnati, Ohio 45249
(Address of principal executive offices)

Registrant’s telephone number, including area code: (513) 554-1110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). o
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o

Item 1.01. Entry into a Material Definitive Agreement.

On September 20, 2017, Phillips Edison Grocery Center REIT I, Inc. (“REIT I”) and its operating partnership, Phillips Edison Grocery Center Operating Partnership I, L.P. (the “Partnership”) entered into a letter agreement with Phillips Edison NTR LLC (the “Advisor”) (the “Letter Agreement”) in connection with REIT I’s acquisition of certain real estate assets, the third-party asset management business and certain other assets of Phillips Edison Limited Partnership (the “PELP Transaction”).

The Letter Agreement, in anticipation of the closing of the PELP Transaction (the “Closing”), makes certain changes with respect to the manner in which the Partnership issues Class B units to the Advisor, and the manner in which REIT I pays asset management fees to the Advisor in connection with services provided by the Advisor under the Amended and Restated Advisory Agreement, dated September 1, 2017 (“Advisory Agreement”).

The Letter Agreement provides that, with respect to the Class B units to be issued to the Advisor pursuant to the Amended and Restated Agreement of Limited Partnership, dated December 2, 2014, as amended (the “Partnership Agreement”), the number of such Class B Units issued by the Partnership for the third quarter of 2017 will be based on the Cost of Assets (as defined in the Partnership Agreement) as of September 19, 2017, as opposed to the Cost of Assets as of September 30, 2017. Any difference between the Cost of Assets as of September 19, 2017 and the Cost of Assets as of September 30, 2017 will be reconciled in cash after September 30, 2017. No other Class B units will be issued to the Advisor by the Partnership prior to the Closing.

Additionally, the Letter Agreement provides that REIT I will pay a cash asset management fee to the Advisor for services provided subsequent to September 30, 2017 in an amount equal to (i) 1/365th of 0.85% multiplied by (ii) the number of days from October 1, 2017 through the closing of the PELP Transaction multiplied by (iii) the Cost of Assets (as defined in the Advisory Agreement) as of the day immediately preceding the Closing. Such asset management fee will be paid in lieu of any cash management fee otherwise payable pursuant to the Advisory Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON GROCERY CENTER REIT I, INC.

Dated: September 26, 2017	By:	/s/ Devin I. Murphy
Devin I. Murphy Chief Financial Officer